VOYA PARTNERS, INC.
VY® Invesco Global Portfolio
(the "Portfolio")
Supplement dated October 4, 2023
to the Portfolio's Class ADV, Class I, Class S, and Class S2 Shares'
Summary Prospectus and Prospectus,
each dated May 1, 2023
(together, the "Prospectuses")
On September 21, 2023, the Board of Directors of Voya Partners, Inc. approved the following changes with respect to the Portfolio, effective at the close of business on November 28, 2023: (i) the removal of Invesco Advisers, Inc. ("Invesco") as a sub-adviser to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC ("Voya IM") as a sub-adviser to the Portfolio; (iii) changes to the Portfolio's principal investment strategies and portfolio managers; (iv) changing the Portfolio's name to "Voya Global Insights Portfolio"; (v) changing the Portfolio's primary benchmark index from the "MSCI ACWI Growth Index" to the "MSCI ACW Index"; and (vi) the implementation of a 0.05% management fee waiver, through May 1, 2025. From the open of business on November 29, 2023 through the close of business on December 15, 2023, the Portfolio will be in a "transition period" during which time the Portfolio's assets currently managed by Invesco will be allocated to Voya IM. During the transition period, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolio, resulting in taxable distributions to the Portfolio's shareholders. In addition, these transactions will also result in costs, which will be borne by the Portfolio's investment adviser or an affiliate.
Effective at the close of business on November 28, 2023, the Prospectuses are revised as follows:
1.All references to "VY® Invesco Global Portfolio" are hereby deleted in their entirety and replaced with "Voya Global Insights Portfolio".
2.All references to John Delano, CFA as a portfolio manager for the Portfolio are hereby deleted in their entirety.
3.The section of the Prospectuses entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Portfolio invests mainly in common stocks of U.S. and foreign (non-U.S.) companies and normally will invest in at least three countries. The Portfolio is not required to allocate any set percentage of its investments in any particular country and can invest, without limit, in foreign (non-U.S.) securities of any country, including countries with developing or emerging markets. Countries with developing and emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of western Europe. The Portfolio may, from time to time, emphasize investments in developed markets. While the Portfolio does not limit its investments to companies in a particular market capitalization range, it generally focuses its investments in mid- and large-capitalization companies, though it may also selectively invest in small-capitalization companies.

Foreign (non-U.S.) companies include, but are not limited to, companies: (i) organized under the laws of a foreign (non-U.S.) country; (ii) that have a substantial portion of their operations or assets abroad; (iii) that derive a substantial portion of their revenue or profits from businesses, investments, or sales outside of the U.S.; or (iv) whose securities trade primarily on foreign (non-U.S.) securities exchanges, or in the foreign (non-U.S.) over-the-counter market. The Portfolio also may purchase American Depository Shares as part of American Depository Receipt issuances by foreign (non-U.S.) companies.
The Portfolio may invest in real estate-related securities, including real estate investment trusts ("REITs").
In selecting securities for the Portfolio, the sub-adviser (the "Sub-Adviser") looks primarily for U.S. and foreign (non-U.S.) companies that the Sub-Adviser believes can outperform the broader market, including those with growth, core, and value characteristics. The Sub-Adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part. The Sub-Adviser aims to exploit market inefficiencies via an investment process that seeks to identify unrecognized change at the individual stock level and allows the team flexibility to pivot across style and market capitalization. The investment process combines active, bottom-up stock selection, within a macroeconomic and thematic framework. The investment process begins with a two-part idea generation process, seeking to discover stocks that demonstrate unrecognized change, often via unrecognized themes, unrecognized patterns, and unrecognized mispositioning. In employing this investment process, the Sub-Adviser first determines the focus area by utilizing key components, including a dashboard, mosaic/ecosystem, and recurring patterns. The Sub-Adviser then generates a list of potential investment options by identifying stocks within the focus area and leverages the Sub-Adviser's broader investment platform. Stocks that are deemed attractive as a result of this first stage of the investment process are researched further via traditional analysis, including, but not limited to, industry and product analysis, financial modeling, top-down analysis, and interdisciplinary analogies. Through this strategy, the Sub- Adviser can consider investment opportunities across a universe of thousands of equities in developed and developing and emerging markets.
The Sub-Adviser's portfolio construction process blends alpha and risk expectations with active bottom-up stock selection to drive results. The Sub-Adviser seeks to implement a nimble, creative approach to its fundamental and valuation analysis to create stock price targets. Individual stock price targets are developed for base, upside, and downside cases and a risk-reward analysis is constructed with an expected target range. The buy and sell discipline is an active component of the investment process, and individual stock price targets are frequently adjusted as fundamentals change. Before the final stocks are chosen for the portfolio, the team actively incorporates a risk management tool that seeks to act as a guardrail to limit the potential impact of factor tail risks on stocks identified through the bottom-up stock selection process. The final portfolio typically holds 50 to 75 stocks resulting in a high conviction portfolio of active, off-consensus stocks relative to the MSCI All Country World Index.
The Portfolio's investments will vary over time based upon the Sub-Adviser's evaluation of economic and market trends. As such, the investment portfolio might not always include all types of investments described in this Prospectus, and the Sub-Adviser may increase or decrease the relative emphasis of the Portfolio's investments in a particular industry. The Sub-Adviser attempts to reduce risks by, among other things, researching investments and diversifying the Portfolio's investment portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser typically expects to take into account environmental, social, and governance ("ESG") factors. In considering ESG factors, the Sub- Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of a company's ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser's evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser's decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser has a medium-to-long-term investment horizon of typically six months to five years. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may also invest in other equity instruments, including, but not limited to, preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including, but not limited to, the following: forward contracts, futures, forward foreign currency exchange contracts, and put and call options. The Portfolio may use derivative instruments for a number of reasons, including, but not limited to, the following: to increase or decrease exposure to certain markets or risk, to seek to increase investment return, or for hedging purposes. The Portfolio can also buy debt instruments, but under normal market conditions, does not intend to invest more than 5% of its total assets in such instruments.
The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
4.The section of the Prospectuses entitled "Principal Risks" is revised to: (i) delete "Special Situations" risk; and (ii) add the following risks:
Environmental, Social, and Governance (Equity): The Sub-Adviser's consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser's assessment of ESG factors in respect of a company may rely on third party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio's assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub- Adviser's assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Investment Model: The Sub-Adviser's proprietary investment model may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company's value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio's relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.

5.The section of the Prospectuses entitled "Performance Information" is amended to include the following paragraph:
The Portfolio's performance prior to November 29, 2023 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio's current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
6.The section of the Prospectuses entitled "Portfolio Management" is deleted in its entirety and replaced with the following:
Investment Adviser Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers
Joseph Kim, CFA	Mark Phanitsiri, CFA
Portfolio Manager (since 11/23)	Portfolio Manager (since 11/23)
7.The sub-section of the Prospectus entitled "More Information About the Portfolios – Additional Information About the Principal Risks" is amended to include the following risk:
Preferred Stocks: Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company.
Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer- specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Preferred stock includes certain hybrid securities and other types of preferred stock with different features from those of traditional preferred stock described above. Preferred stocks that are hybrid securities possess various features of both debt and traditional preferred stock and as such, they may constitute senior debt, junior debt, or preferred shares in an issuer's capital structure. Therefore, unlike traditional preferred stock, hybrid securities may not be subordinate to a company's debt instruments.
Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Portfolio. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. Preferred stock may be less liquid than other securities. As a result, preferred stock is subject to the risk that they may be unable to be sold at the time desired by a Portfolio or at prices approximating the values at which the Portfolio is carrying the stock on its books. In addition, over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of stock held by a Portfolio, which may result in losses to the Portfolio. In addition, an issuer of preferred stock may redeem the stock prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred stock.
8.The table in the sub-section of the Prospectus entitled "Management of the Portfolios – The Sub-Advisers and Portfolio Managers – Individual Portfolio Managers" is amended to add the following:
Portfolio	Investment	Portfolio	Recent Professional Experience
Manager	Adviser or Sub-
Adviser
Joseph Kim,	Voya IM	Voya Global	Mr. Kim, Research Analyst and Portfolio
CFA		Insights Portfolio	Manager, joined Voya IM as part of Voya's
acquisition of Allianz Global Investors
U.S., where he was an analyst and vice
president with research responsibilities
for the U.S. small-mid cap team. Prior to
joining Allianz Global Investors U.S., he
was a research associate at Artisan
Partners covering the global industrials
sector. Prior to that, Mr. Kim was an
equity research associate and strategist
at Deutsche Bank covering various
consumer discretionary and materials
sub-sectors.
Mark	Voya IM	Voya Global	Mr. Phanitsiri, Portfolio Manager, joined
Phanitsiri,		Insights Portfolio	Voya IM as part of Voya's acquisition of
CFA			Allianz Global Investors U.S., where he
was a portfolio manager and director with
portfolio management and research
responsibilities for the U.S. small- and
mid-cap growth team. He also served as a
member of the global insights portfolio
management team. Prior to joining Allianz
Global Investors U.S., Mr. Phanitsiri
served as a technology research analyst
and worked on private and public equity
investments at Sageview Capital and
Thomas Bravo Equity Partners.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA PARTNERS, INC.
VY® Invesco Global Portfolio
(the "Portfolio")
Supplement dated October 4, 2023
to the Portfolio's
Class ADV, Class I, Class S, and Class S2 Shares'
Statement of Additional Information, dated May 1, 2023, as supplemented (the "SAI")
On September 21, 2023, the Board of Directors of Voya Partners, Inc. approved the following changes with respect to the Portfolio, effective at the close of business on November 28, 2023: (i) the removal of Invesco Advisers, Inc. ("Invesco ") as a sub-adviser to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC ("Voya IM") as a sub-adviser to the Portfolio; (iii) changes to the Portfolio's principal investment strategies and portfolio managers; (iv) changing the Portfolio's name to "Voya Global Insights Portfolio"; (v) changing the Portfolio's primary benchmark index from the "MSCI ACWI Growth Index" to the "MSCI ACW Index"; and (vi) the implementation of a 0.05% management fee waiver, through May 1, 2025. From the open of business on November 29, 2023 through the close of business on December 15, 2023, the Portfolio will be in a "transition period" during which time the Portfolio's assets currently managed by Invesco will be allocated to Voya IM. During the transition period, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolio, resulting in taxable distributions to the Portfolio's shareholders. In addition, these transactions will also result in costs, which will be borne by the Portfolio's investment adviser or an affiliate.
Effective at the close of business on November 28, 2023, the SAI is revised as follows:
1.All references to "VY® Invesco Global Portfolio" are hereby deleted in their entirety and replaced with "Voya Global Insights Portfolio".
2.All references to John Delano, CFA as a portfolio manager for the Portfolio are hereby deleted in their entirety.
3.The line items with respect to the Portfolio in the table in the sub-section of the SAI entitled "History of the Company" are hereby deleted in their entirety and replaced with the following:
Portfolio	Former Name	Date of Change
Voya Global Insights Portfolio	VY® Invesco Global Portfolio	November 28, 2023

	VY® Invesco Oppenheimer Global	May 1, 2021
Portfolio
	VY® Oppenheimer Global Portfolio	June 27, 2019
4.The sub-section of the SAI entitled "Investment Adviser – Management Fee Waivers" is amended to include the following:
1

The Investment Adviser is contractually obligated to waive 0.05% of the management fee for Voya Global Insights Portfolio through May 1, 2025. Termination or modification of this obligation requires approval by the Board.
5. The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled "Sub- Adviser – Sub-Advisory Fees" is deleted in its entirety and replaced with the following:
Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global Insights Portfolio	Voya IM	0.315% on all assets
6. The sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Voya Global Bond Portfolio and Voya International High Dividend Low Volatility Portfolio" is renamed "Voya Global Bond Portfolio, Voya Global Insights Portfolio, and Voya International High Dividend Low Volatility Portfolio".
7. The sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Voya Global Bond Portfolio, Voya Global Insights Portfolio, and Voya International High Dividend Low Volatility Portfolio – Other Accounts Managed" is amended to include the following:
	Registered Investment		Other Pooled Investment		Other Accounts
	Companies			Vehicles
	Number of	Total	Number of	Total Assets	Number of	Total
Portfolio Manager	Accounts	Assets	Accounts		Accounts	Assets
Joseph Kim, CFA2	0	$0	2	$683,540,000	0	$0
Mark Phanitsiri, CFA2	0	$0	4	$1,175,880,000	0	$0
2As of July 31, 2023.
8.The last paragraph in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Voya Global Bond Portfolio, Voya Global Insights Portfolio, and Voya International High Dividend Low Volatility Portfolio". - Compensation" is amended to include the following:
For Voya Global Insights Portfolio, Voya IM has defined MSCI ACWI Index as the benchmark index for the investment team.
9.The sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Voya Global Bond Portfolio, Voya Global Insights Portfolio, and Voya International High Dividend Low Volatility Portfolio – Ownership of Securities" is amended to include the following:
Voya Global Insights Portfolio

Portfolio Manager	Dollar Range of Fund Shares Owned
Joseph Kim, CFA1	None
Mark Phanitsiri, CFA1	None
1 As of July 31, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
2